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                                                                  EXHIBIT 10.15

                  SCHEDULE OF MANAGEMENT STABILITY AGREEMENTS


  EMPLOYEE                                                DATE OF AGREEMENT
  --------                                                -----------------

Keith D. Booke                                               August 1, 1997
Mary Rose Brown                                           February 25, 1999
Jay D. Browning                                              August 1, 1997
Michael S. Ciskowski                                         August 1, 1997
S. Eugene Edwards                                         February 25, 1999
John D. Gibbons                                              August 1, 1997
James A. Greenwood                                           August 1, 1997
John F. Hohnholt                                          February 25, 1999
Gregory C. King                                              August 1, 1997
John H. Krueger                                              August 1, 1997
William N. Latham                                            August 1, 1997
Robert R. Taylor                                             August 1, 1997
T. Wyatt Stripling                                           August 1, 1997